Seal of                              DOCUMENT GENERAL        Exhibit 10-26  D
Province of Ontario     Form 4 -- Land Registration Reform Act 1984


F                               (1)Registry /  / Land Titles /x/ (2) Page 1 of 11 pages
O
R                               (3) Property       Block            Property
                                    Identifier(s)                                         Additional:
O                                                                                         See
F                                                                                         Schedule /  /
F                               --------------------------------    -------------------  -----------------
I                               (4) Nature of Document
C                                   NOTICE OF CHARGE OF LEASE       (Subsection 111(6) of the Act)
E                               --------------------------------    -------------------- -----------------
                                (5) Consideration
U                                   TWO-----------100 Dollars        $2.00
S  --------------------------  --------------------------------     -------------------  -----------------
E                               (6) Description
     New Property Identifiers       Part of Lot 7, Concession 5     Colonel Smith's Tract,
O               Additional:         City of Etobicoke,
N               See                 Municipality of Metropolitan    Toronto,
L               Schedule /  /       designated as Parts 3 and 5     on Plan 64R-5004
Y
                                    Land Titles Division of         Metropolitan Toronto   (No. 66)
   --------------------------   --------------------------------    ---------------------  ----------------
     Executions                  (7) This     (a) Redescription      (b) Schedule for:
                Additional:          Document     New Easement                              Additional
                See                  Contains:    Plan/Sketch / /        Description / /    Parties     Other /x/
                Schedule /  /
   --------------------------   ---------------------------------    --------------------  ------------------

(8)This Document provides as follows:

To:  The Land Registrar for the Land Titles  Division of Metropolitan Toronto (No. 66)

The undersigned, a ACC TelEnterprises Ltd./TelEntreprises ACC Ltee. hereby applies for the entry of a notice of a charge of lease dated January 14, 1997 wherein ACC TelEnterprises Ltd./TelEntreprises ACC Ltee. charged to First Union National Bank of North
Carolina, as Agent its interest in the lease, notice of which is registered as No. CA357723, notice of an assignment of which
lease is registered as No. CA357724, and notice of an amendment of which lease is registered as No.             , in respect of
part of the lands and premises described in Box (6) hereof of which Dundas Kipling II Inc. is a registered owner.

                                                                                      Continued on Schedule /x/
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(9)This Document relates to instrument number(s)

                                 Nos. CA357723, CA357724, and
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10)Party(ies) (Set out Status or Interest)
   Name(s)                                    Signature(s)                 Date of Signature
                                                                           Y     M    D
ACC TELENTERPRISES LTD./TELENTREPRISES ACC    Per:  /s/ John J. Zimmer     1997  1    8
LTEE. (Tenant)  (Chargor)                     Name:  John J. Zimmer
                                              Title:  Assistant Controller

We have authority to bind the Corporation     Per:  /s/ Daniel J. Venuti   1997  1    8
                                              Name:  Daniel J. Venuti
                                              Title:  Authorized Signatory
(11)Address
    for
    Service    5343 Dundas Street West, Suite 600, Etobicoke, Ontario  M9B 6K5
    -----------------------------------------------------------------------------------------------------------------------------
(12)Party(ies) (Set out Status or Interest)
    Name(s)                                   Signature(s)                 Date of Signature
                                                                           Y     M    D
    FIRST UNION NATIONAL BANK OF NORTH
    CAROLINA AS AGENT
    (Chargee)
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(13)Address
    for Service
             1  First Union Center, TW10, 301 S. College Street, Charlotte, North Carolina  28288
---------------------------------------------------------------------------------------------------------------------------------
(14)Municipal Address of Property            (15)Document Prepared by:    F                        Fees and Tax
                                                                          O        ----------------------------------------------
    5343 Dundas Street West                      Fraser & Beatty          R          Registration Fee
    Etobicoke, Ontario                           P.O. Box 100
                                                 1 First Canadian Place   O        ------------------------  --------------------
                                                 Toronto, Ontario         F
                                                 M5X 1B2                  F
                                                 (MJW)                    I        ------------------------  --------------------
                                                                          C
                                                                          E
                                                                                   ========================  ====================
                                                                          U
                                                                          S              Total
                                                                          E

                                                                          O
                                                                          N
                                                                          L
                                                                          Y        ========================  ====================

                                                                                     Total

Seal of                                      CHARGE/MORTGAGE OF LAND                     B
Province of Ontario    Form 2 -- Land Registration Reform Act, 1984
F                              (1)Registry /  /   Land Titles /x/ (2)  Page 2 of 11 pages
O                              ----------------------------------  -------------------------------- -----------------------------
R                              (3) Property         Block           Property
                                   Identifier(s)                                                     Additional:
O                                                                                                    See
F                                                                                                    Schedule
F                              ----------------------------------  -------------------------------  -----------------------------
I                               (4) Principal Amount
C                                  FIFTY MILLION-----------00/100  DOLLARS ($50,000,000.00)
E                              ----------------------------------  -------------------------------  -----------------------------
     New Property Identifiers   (5) Description
U               Additional:
S               See                 Part of Lot 7, Concession 5,   Colonel Smith's Tract,
E               Schedule / /        City of Etobicoke, in the      Municipality of Metropolitan      Toronto,
  -----------------------------     designated as Part 3 and 5     on Plan 64R-5004
O Executions
N               Additional:         Land Titles Division of        Metropolitan Toronto (No.66)
L               See
Y               Schedule / /
  -----------------------------  --------------------------------  ------------------------------   -----------------------------
  (6) This   (a) Redescription    (b) Schedule for:                                                 (7) Interest/Estate Charged
      Document   New Easement
      Contains   Plan/Sketch / /                Additional
                                      Description / / Parties / /   Other /x/                            LEASEHOLD INTEREST
---------------------------------------------------------------------------------------------------------------------------------

(8) Standard Charge Terms -- The parties agree to be bound by the provisions in Standard Charge Terms filed as number 911 and the
    Chargor(s) ehreby acknowledge(s) receipt of a copy of these terms
---------------------------------------------------------------------------------------------------------------------------------
(9) Payment Provisions             (b) Interest Rate                (c) Calculation Period
     (a) Principal                                   % per annum
         Amount $ SEE SCHEDULE
         Interest    Y   M   D         Payment                                      First            Y   M  D
     (d) Adjustment                (e) Date and                                 (f) Payment
         Date                          Period                                     Date

         Last                          Amount
     (g) Payment                   (h) of Each
         Date                          Payment                                    Dollars $
---------------------------------------------------------------------------------------------------------------------------------
         Balance                   (j) Insurance                                  Dollars $
     (i) Due Date
---------------------------------------------------------------------------------------------------------------------------------
10) Additional Provisions

    SEE SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
(11) Chargor(s)  The chargor hereby charges the land to the chargee and certifies that the chargor is at least eighteen years old and that the Chargor is a corporation.

    The chargor(s) acknowledge(s) receipt of a true copy of this charge

    Name(s)                                                Signature(s)                            Date of Signature
                                                                                                   Y     M     D

    ACC TELENTERPRISES LTD./TELENTREPRISES ACC LTEE.       Per:  /s/ John J. Zimmer                1997  1     8
                                                           Name:  John J. Zimmer
                                                           Title:  Assistant Controller

    I/We have authority to bind the Corporation.           Per:  /s/ Daniel J. Venuti              1997  1     8
                                                           Name:  Daniel J. Venuti
                                                           Title:  Authorized Signatory
----------------------------------------------------------------------------------------------------------------------------------
(12) Spouse(s) of chargor(s)  I hereby consent to this transaction

    Name(s)                                                Signature(s)                             Date of Signature
                                                                                                     Y     M     D
---------------------------------------------------------------------------------------------------------------------------------
(13)Chargor(s) Address
    for Service
             Suite 600, 5343 Dundas Street West, Etobicoke, Ontario, M9B 6K5
---------------------------------------------------------------------------------------------------------------------------------
(14) Chargee(s)

    FIRST UNION NATIONAL BANK OF NORTH CAROLINA, AS AGENT
---------------------------------------------------------------------------------------------------------------------------------
(15) Chargee(s) Address
     for service    One First Union Center, TW 10, 301 S. College Street, Charlotte, North Carolina 28288
---------------------------------------------------------------------------------------------------------------------------------
(16) Assessment Roll Number of Property         Cty      Mun      Map       Sub      Par

                                                 19       19       031       020      02100
---------------------------------------------------------------------------------------------------------------------------------
(17)Municipal Address of Property            (18)Document Prepared by:         F                     Fees and Tax
                                                                               O ------------------------------------------------
    5343 Dundas Street West                      Michael J. Wunder             R
    Etobicoke, Ontario                           Fraser & Beatty                 Registration Fee
                                                 1 First Canadian Place        O
                                                 P.O. Box 100                  F -----------------------  -----------------------
                                                 Toronto, Ontario  M5X 1B2     F
                                                                               I -----------------------  -----------------------
                                                                               C
                                                                               E -----------------------  -----------------------

                                                                               U  Total
                                                                               S
                                                                               E

                                                                               O
                                                                               N
                                                                               L
_______________________________________________________________________________Y  _______________________  ______________________


                        MORTGAGE OF LEASEHOLD INTEREST


          This agreement made as of the 14th day of January, 1997.

BETWEEN:

               ACC TELENTERPRISES LTD./TELENTREPRISES ACC
               LTEE., a corporation amalgamated under the laws of the Province of Ontario

               (hereinafter called the "Company")

                                                OF THE FIRST PART

               -and-

               FIRST UNION NATIONAL BANK OF NORTH
               CAROLINA, AS AGENT

                                               OF THE SECOND PART


          WHEREAS ACC Long Distance Ltd./Interurbains ACC Ltee. ("ACC Ltd."), as lessee, entered into to an amended and restated lease dated as of March 1, 1994 between the Company, as tenant, and Coopers & Lybrand as receiver and manager for Dundas Kipling II Inc., as landlord (the "Original Lease"), relating to the lands and premises municipally known as 5343 Dundas Street West, Etobicoke, Ontario and more particularly described in Schedule "A" hereto (which leased premises are hereinafter referred to as the "Lands");

          AND WHEREAS the ACC Ltd. assigned its right, title and interest in and to the Lease and the obligations owing thereunder to ACC Long Distance Inc./Interurbains ACC Inc. ("ACC Inc.") pursuant to an assignment and assumption agreement dated as of March 1, 1994;

          AND WHEREAS the Original Lease was amended by a Lease Amending Agreement (the "Amending Agreement") dated as of June 10, 1996 pursuant to which, among other things, effective November 1, 1996, the Original Lease was amended to expand the Premises (as that term is defined in the Original Lease) to be an additional 17,624 square feet of Rental Area (as such term is defined in the Original Lease) (the Original Lease, as amended by the Amending Agreement and as may be hereafter amended, extended or further restated from time to time is hereinafter collectively referred to as the "Lease");

          AND WHEREAS ACC Inc. amalgamated with, among others ACC
TelEnterprises Ltd./TelEntreprises ACC Ltee. effective January 1, 1997 and continued as ACC TelEnterprises Ltd./TelEntreprises ACC Ltee. (the "Company");

          AND WHEREAS the Company has agreed to mortgage, charge and assign all of its right, title and interest in and to and all benefits arising under or in respect of the Lease including without limitation its rights and interests in the Lands (which rights, title, interests and benefits are hereinafter collectively called the "Leasehold Interest") to the Mortgagee (as that term is hereinafter defined) as security for payment of the Indebtedness;

          NOW WITNESS that in consideration of the sum of TWO DOLLARS ($2.00) now paid by the Mortgagee to the Company and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by the Company), the Company hereby agrees with the Mortgagee as follows:

          1. Subject to the exception as to leasehold hereinafter contained, the Company, as security for repayment of the sum of Fifty Million ($50,000,000 Cdn.) Canadian Dollars and the "Obligations" (as that term is hereinafter defined) of the Company under or pursuant to the certain amended and restated credit agreement dated January 14, 1997 between ACC Corp. and certain subsidiaries thereof (including without limitation the Company), as borrowers, ACC Corp. as guarantor, the lenders referred to therein, First Union National Bank of North Carolina, as Managing Agent and Administrative Agent and Fleet National Bank, as Managing Agent and Documentation Agent (such amended and restated credit agreement as may be amended, supplemented, replaced or restated from time to time being hereinafter called the "Credit Agreement") (the term "Obligations" shall have the same meaning ascribed thereto in the Credit Agreement) (all of the Company's foregoing indebtedness and the Obligations being hereinafter called the "Credit Agreement Indebtedness") together with interest thereon at the rate of twenty-five (25%) percent per annum calculated and payable monthly not in advance, both before and after demand and before and after default, judgment and execution from the date hereof until payment (the Credit Agreement Indebtedness together with interest thereon as set out above is hereinafter collectively referred to as the "Indebtedness"), hereby mortgages, charges and assigns to First Union National Bank of North Carolina, as Administrative Agent for the benefit of itself and the financial institutions as are, or may from time to time become lenders under the Credit Agreement (the "Mortgagee"), and grants to the Mortgagee a security interest in the Leasehold Interest.

          TO HAVE AND TO HOLD the assets hereby mortgaged and charged to the Mortgagee, its successors and assigns, forever but subject to the terms and conditions herein set forth.

          2. It is hereby declared that the last day of any term of years reserved by any lease, verbal or written, or any agreement therefor (including without limitation the Lease), now held or hereafter acquired by the Company, and whether falling within the general or particular description of the mortgaged premises hereunder or otherwise shall be excepted out of the mortgage and charge constituted hereby or by any other agreement, but the Company shall stand possessed of the reversion of one day remaining in the Company in respect of any such term of years, for the time being demised, as aforesaid, upon trust to assign and dispose of the same as any purchaser of such term of years shall direct.

          3. The Company hereby covenants and agrees that it shall at all times, at its own cost and expense, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all and singular every such further act, deed, transfer, assignment and assurance as the Mortgagee may reasonably require for the better mortgaging, charging, transferring, assigning and confirming unto the Mortgagee the property and assets hereby mortgaged and charged or intended so to be or which the Company may hereafter become bound to mortgage charge, transfer or assign in favour of the Mortgagee and for the better accomplishing and effectuating of this mortgage.

          4. The Mortgagee shall not in any way whatsoever be obligated to perform any covenants or obligations of the Company under the Lease.

          5. The Company represents and warrants to the Mortgagee and each Lender (as that term is defined in the Credit Agreement) party to the Credit Agreement that as of the date hereof: (a) the Lease has not been surrendered or forfeited; (b) the rents and covenants therein contained have been duly paid and performed by the Company; (c) the Company has full right, power and authority to mortgage and charge the Lease and the Leasehold Interest as contemplated hereby; and (d) the Company has obtained the consent of the Landlord to the mortgaging and charging of the Lease and the Leasehold Interest (if such consent is required to be obtained from the Landlord).

          6. The Company hereby covenants and agrees to and with the Mortgagee and each Lender party to the Credit Agreement that until the Indebtedness has been repaid in full, the Company:

          (a) shall not without the prior written consent of the Mortgagee create any lien upon or assign or transfer as security or pledge or hypothecate any asset subject to the mortgage and charge hereof except to the Mortgagee and the Company will not, in the ordinary course of business or otherwise, sell, transfer, assign, or otherwise dispose of any such asset without the prior written consent of the Mortgagee;

          (b) shall not without the prior written consent of the Mortgagee merge or amalgamate with any other corporation;

          (c) shall insure and keep insured the buildings, erections, fixtures, improvements, premises and all other assets hereby charged against loss or damage by fire and other insurable hazards which such assets are commonly insured against in the Province of Ontario to the full insurable value thereof; the Company shall duly and promptly pay all premiums and other sums of money payable for maintaining such insurance and shall cause all insurance proceeds thereunder to be payable in the case of loss to the Mortgagee as first mortgagee and loss payee such insurance policy(ies) to contain a standard mortgage clause and the Company shall, upon request from the Mortgagee, provide to the Mortgagee evidence of the payment of such premiums and the assignment of such insurance proceeds to the Mortgagee; and

          (f) shall strictly comply with every covenant and undertaking heretofore or hereafter given by it to the Mortgagee.

          7. The Company covenants and agrees to and with the Mortgagee and each Lender party to the Credit Agreement that:

               (a) it shall at all times fully perform and comply with all of its covenants and obligations contained in the Lease, and imposed upon or assumed or agreed to by it pursuant to any prior encumbrance of the Lands or any part thereof or its Leasehold Interest therein and that, if the Company shall fail to do so the Mortgagee may (but shall not be obligated to) take any action the Mortgagee deems necessary or desirable to cure any default by the Company in the performance of or compliance with any of the obligations of the Company pursuant to the Lease or imposed upon, assumed by or agreed to by the Company pursuant to any such prior encumbrance; upon receipt by the Mortgagee from the Landlord or from any such prior encumbrancer of any written notice of default by the Company, the Mortgagee may rely thereon and take any action as aforesaid to cure such default even though the existence of such default or the nature thereof may be questioned or denied by the Company or by any party on behalf of the Company; the Company hereby expressly grants to the Mortgagee and agrees that the Mortgagee shall have the absolute and immediate right to enter in and upon the Lands or any part thereof to such extent and as often as the Mortgagee, in its sole discretion, deems necessary or desirable, in order to cure any such default by the Company; the Mortgagee may pay and expend such sums of money as the Mortgagee in its sole discretion, acting reasonably, deems necessary or desirable for any such purpose, and the Company hereby agrees to pay to the Mortgagee, immediately upon notification by the Mortgagee and without demand, all such sums so paid and expended by the Mortgagee, together with interest thereon at the rate applicable to the Indebtedness from time to time; all such sums so paid or expended by the Mortgagee and such interest thereon, shall be secured hereby in addition to the Credit Agreement Indebtedness and in priority to all other mortgages and charges;

               (b) it shall not surrender the Lease or any rights of renewal with respect thereto nor terminate nor cancel the Lease without the prior written consent of the Mortgagee and that the Company will not, without the prior written consent of the Mortgagee, modify, revise, alter or amend the Lease, either orally or in writing;

               (c) no release or forbearance of any of the Company's covenants and obligations contained in the Lease or pursuant to any prior encumbrance of the Leasehold Interest or any part thereof shall release the Company from any of its obligations contained herein;

               (d) unless the Mortgagee shall otherwise expressly consent in writing, the title in fee simple to the Lands and the Leasehold Interest shall not merge but shall always remain separate and distinct, notwithstanding the union of said estates in either the Landlord or the Company, by purchase or otherwise;

               (e) if the Company shall, at any time prior to the repayment in full of the Indebtedness, purchase or in any way acquire the freehold title to the Lands, this mortgage and charge shall attach, extend to and constitute a mortgage and charge of such freehold estate;

               (f) it will indemnify and save harmless the Mortgagee and each Lender party to the Credit Agreement from and against any and all losses, costs, claims, actions, damages and expenses (including without limitation legal fees and disbursements on a solicitor and client basis) incurred or suffered by the Mortgagee and/or any such Lender or its agents or employees as a result of or in connection with the presence, removal, disposal or movement of any hazardous waste or substance on the Lands which is not in compliance with Applicable Law;

               (g) it will at any time and from time to time, upon request from the Mortgagee, deliver to the Mortgagee a statement in writing certifying that: the Lease is in full force and effect; there are no defaults under the Lease; the Lease has not been modified or amended; all amounts required to be paid by the Company under the Lease have been paid to the date of the certificate;

               (h) upon the occurrence of a default hereunder, the Mortgagee may peaceably and quietly enter upon and use, occupy, possess and enjoy the Lands and the Leasehold Interest, free from all encumbrances, liens and charges, without hindrance, interruption or denial of the same by the Company or any other person or persons, save only the rights of the Landlord under the Lease;

               (i) the Company hereby assigns and transfers to the Mortgagee all of the Company's right, title and interest in and to the benefit of any and all non-disturbance, attornment or like agreements to which the Company is now or may hereafter become a party (and the Company covenants and agrees to and with the Mortgagee that the Company shall use its best efforts at its own cost and expense to obtain from all appropriate third parties non-disturbance, attornment or other similar agreements in favour of the Mortgagee in form and substance satisfactory to the Mortgagee); and

               (j) the Company shall not subordinate or postpone or agree to subordinate or postpone the Leasehold Interest or the Mortgagee's security interests, charges or rights therein, to or in favour of any lien, charge or encumbrance without the prior written consent of the Mortgagee.

          8. The Indebtedness shall become payable and the security hereby constituted shall become enforceable in each and every of the events following (each of such events being hereinafter referred to as an "Event of Default"):

               (a) if an Event of Default (as defined in the Credit Agreement) occurs;

               (b) if the Company defaults in the observance or performance in any material respect of any of its covenants, agreements or other obligations under this mortgage, provided however that if such default is curable, such default has not been remedied within 30 days after the Secured Party has given notice to the Company to remedy the default;

               (c) if an order is made or a resolution passed for the winding-up of the Company, or if a petition is filed for the winding-up of the Company;

               (d) if the Company ceases or threatens to cease to carry on business or if the Company commits or threatens to commit any act of bankruptcy or if the Company becomes insolvent or makes an assignment or proposal in bankruptcy or makes a bulk sale of its assets or if a bankruptcy petition is filed or presented against the Company;

               (e) if any proceedings with respect to the Company are commenced under the CoMPANIES' CREDITORS ARRANGEMENT ACT or the BANKRUPTCY AND INSOLVENCY ACT or if the Company shall seek relief or consent to the filing of a petition against it under any law which involves any compromise of any creditor's rights against the Company;

               (f) if an execution or any other process of any court becomes enforceable against the Company or if a distress or analogous process is levied upon the property of the Company or any part thereof; or

               (g) if any licences, permits or approvals required by any law, regulation or governmental policy or any governmental agency or commission for the operation by the Company of its business shall be withdrawn or cancelled.

          9. No waiver by the Mortgagee of any of its rights or remedies hereunder shall be considered a waiver of any other or subsequent right or remedy of the Mortgagee, no delay or omission in the exercise or enforcement by the Mortgagee of any right or remedy shall be considered as a waiver of such right or remedy of the Mortgagee and no exercise or enforcement of such right or remedy shall exhaust or preclude the exercise of any other right or remedy by the Mortgagee.

          10. Upon the occurrence and during the continuance of an Event of Default the Mortgagee may: (a) take possession of all or part of the Lands and the Leasehold Interest with the power to exclude the Company, its agents and servants therefrom; and (b) enter upon and lease or sell the whole or any part or parts of the property and assets charged hereby and any such sale may be made hereunder by public auction, by public tender or by private contract, with or without notice and with or without advertising and without any other formality, all of which are hereby waived by the Company to the fullest extent permitted by law and such sale shall be on such terms and conditions as to credit or otherwise and as to upset or reserve bid or price as to the Mortgagee in its sole discretion may seem advantageous and such sale may take place whether or not the Mortgagee has taken possession of such property and assets.

          11. Upon the occurrence of an Event of Default, the Mortgagee may appoint by instrument in writing a receiver (including a receiver and manager) or receivers of the Leasehold Interest or any part thereof (which receiver or receivers may be any person or persons, whether an officer or officers or employee or employees of the Mortgagee or not and the Mortgagee may remove any receiver or receivers so appointed and appoint another or others in his or their stead) and any receiver or receivers so appointed shall have the power to:

               (a) take possession of and to use the Leasehold Interest or any part thereof;

               (b) preserve and maintain the Leasehold Interest as the receiver shall deem advisable;

               (c) borrow money required for the preservation or protection of the Leasehold Interest or any part thereof;

               (d) further charge the Leasehold Interest in priority to the security interests of this mortgage as security for monies so borrowed; and

               (e) sell, lease or otherwise dispose of the whole or any part of the Leasehold Interest on such terms and conditions and in such manner as the receiver shall determine in its sole and unfettered discretion.

               The Mortgagee shall not be responsible for any actions or errors of omission by the receiver or receivers in exercising any such powers.

          12. All rights and remedies of the Mortgagee contained herein shall be cumulative, and all such rights and remedies may be pursued jointly and separately, successively or concurrently at the sole discretion of the Mortgagee.

          13. The Company agrees to pay to the Mortgagee forthwith on demand all costs, charges, expenses and fees (including without limitation all legal fees and disbursements on a solicitor and client basis) of or incurred by the Mortgagee and by any receiver or receivers or agent or agents appointed by the Mortgagee in connection with the enforcement of this mortgage, whether by realization, taking possession of the Tenant's Leasehold Interest or otherwise. All such sums, together with interest thereon at the rate or rates applicable to the Indebtedness shall be secured by the charges contained herein. The term "receiver" as used in this mortgage includes a receiver and manager.

          14. Upon payment by the Company, its successors or assigns, of the Indebtedness hereby secured (including without limitation interest, costs and expenses), the Mortgagee shall upon request in writing by the Company, its successors or assigns, deliver up this mortgage to the Company, its successors or assigns and, at the expense of the Company, cancel and discharge the charge of this mortgage and execute and deliver to the Company, its successors or assigns such deeds or other instruments as shall be requisite to discharge the charge constituted hereby.

          15. This security is in addition to and not in substitution for any other security now or hereafter held by the Mortgagee or any Lender party to the Credit Agreement.

          16. In the event that any provision hereof is for any reason held by a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          17. This mortgage shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein and all disputes among the parties hereto shall be submitted to the courts of the Province of Ontario provided that the Mortgagee shall be entitled to commence actions in the courts of any other jurisdiction at its discretion for the purpose of enforcing the provisions hereof.

          18. All notices, demands, requests, consents and other communications required or permitted or otherwise to be given for any purpose hereunder shall be in writing and shall be communicated by personal delivery or by facsimile transmission to the respective addresses herein set forth, or such other addresses which the parties hereto may from time to time designate by written notice to the other as required herein. All notices, demands, requests, consents and other communications shall be addressed as follows:

               (a)  If to the Company, to it at:

                    5343 Dundas Street West
                    Suite 600
                    Etobicoke, Ontario
                    M9B 6K5

                    Attention: Barry Singer
                    Facsimile No.: (416) 236-7392

               (b)  If to the Mortgagee, to it at:

                    First Union National Bank of North Carolina
                    One First Union Center
                    TW10, 301 S. College Street
                    Charlotte, North Carolina 28288

                    Attention:Syndication Agency Services
                              Facsimile No.: (704) 383-0288

Each communication given by personal delivery or by facsimile transmission shall be deemed to have been received by the party to which it is so addressed on the date of such personal delivery or facsimile transmission, provided that it is delivered or faxed before 5:00 p.m. (Toronto, Ontario time) on a Business Day (failing which, receipt shall be deemed to have occurred on the next following Business Day). For the purposes of this mortgage, a "Business Day" means a day on which Bank of Montreal's main Toronto, Ontario branch (at 1 First Canadian Place) is open for normal banking business, but specifically excludes any Saturday, Sunday or any other day which is a statutory holiday in Toronto, Ontario.

          19. This mortgage shall enure to the benefit of the Mortgagee and each Lender which is now or may hereafter become a party to the Credit Agreement and their respective successors and assigns and it shall be binding upon the Company and its successors and assigns. The Mortgagee and each Lender which is now or may hereafter become a party to the Credit Agreement shall be entitled in its sole and unfettered discretion, without the consent of the Company, to assign the indebtedness hereunder (and any and all security therefor or interest therein) to any assignee or assignees and the Company shall, at the Mortgagee's request, execute or cause to be executed all documents required by the Mortgagee to facilitate such assignment. The Company shall not, without the Mortgagee's prior written consent, assign any interest herein to any other person, firm, corporation or other entity whatsoever.

          20. Notwithstanding anything else herein contained, payment by Company to the Mortgagee of the Credit Agreement Indebtedness and other costs and expenses (and interest thereon) contemplated thereby shall constitute satisfaction and payment of the Indebtedness owing by the Company to the Mortgagee hereunder.

          21. In the event of any of any conflict or inconsistency between the terms and conditions contained herein and the terms and conditions contained in Standard Charge Terms 911, the terms and conditions contained herein shall govern to the extent of such conflict or inconsistency and the provisions of the Standard Charge Terms No. 911 shall be deemed to be varied accordingly.

          22. Unless otherwise stated herein, all dollar amounts referred to herein are denominated in Canadian dollars.

          IN WITNESS WHEREOF the Company has caused its corporate seal to be affixed to this mortgage under the hands of by its proper officers duly authorized in that behalf as of the 14th day of January, 1997.


                              ACC TELENTERPRISES LTD./ TELENTREPRISES ACC
                              LTEE.


                              Per:  /S/ JOHN J. ZIMMER
                              Name:  John J. Zimmer c/s
                              Title:  Assistant Controller


                              Per:  /S/ DANIEL J. VENUTI
                              Name:  Daniel J. Venuti
                              Title:  Authorized Signatory


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                               -8-

                           SCHEDULE "A"

                    LEGAL DESCRIPTION OF LANDS

Part of Lot 7, Concession 5, Colonel Smith's Tract, City of Etobicoke, in the Municipality of Metropolitan Toronto, designated as Part 3 and 5 on Plan 64R-5004.

City of Toronto, Municipality of Metropolitan Toronto.